                                                                    EXHIBIT 99.1

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re: Beyond.com Corporation                CASE NO.       02-50441

                                             CHAPTER 11
                                             MONTHLY OPERATING REPORT
                                             (GENERAL BUSINESS CASE)

                           SUMMARY OF FINANCIAL STATUS

MONTH ENDED: Apr-02                          PETITION DATE: 01/24/02

1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here ____ the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).
      Dollars reported in $1

                                                                        END OF CURRENT        END OF PRIOR      AS OF PETITION
2.    ASSET AND LIABILITY STRUCTURE                                         MONTH                 MONTH             FILING
                                                                        --------------        ------------      --------------
      a. Current Assets                                                    $25,238,010         $29,892,720
                                                                        --------------        ------------
      b. Total Assets                                                      $30,299,772         $34,954,482
                                                                        --------------        ------------      --------------
      c. Current Liabilities                                               $18,005,543         $22,081,318
                                                                        --------------        ------------
      d. Total Liabilities                                                 $58,873,902         $62,949,677
                                                                        --------------        ------------      --------------

                                                                                                                 CUMULATIVE
3.    STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH               CURRENT MONTH        PRIOR MONTH       (CASE TO DATE)
                                                                         -------------        -----------       --------------
      a.  Total Receipts                                                   $3,265,980          $4,077,531        $9,441,972
                                                                          -----------          ----------        ----------
      b.  Total Disbursements                                              $3,589,322          $2,633,725        $9,208,296
                                                                          -----------          ----------        ----------
      c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)       $ (323,342)         $1,443,806        $  233,676
                                                                          -----------          ----------        ----------
      d.  Cash Balance Beginning of Month                                  $5,737,108          $4,293,302        $5,180,090
                                                                          -----------          ----------        ----------
      e.  Cash Balance End of Month (c + d)                                $5,413,766          $5,737,108        $5,413,766
                                                                          -----------          ----------        ----------

                                                                                                                 CUMULATIVE
                                                                          CURRENT MONTH       PRIOR MONTH       (CASE TO DATE)
                                                                          -------------       ------------      --------------

4.    PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                      $(1,312,266)         $  (879,426)       $(4,365,956)
                                                                          -----------          -----------        -----------
5.    ACCOUNT RECEIVABLES (PRE AND POST PETITION)                         $ 2,072,467          $ 3,703,467
                                                                          -----------          -----------
6.    POST-PETITION LIABILITIES                                           $18,005,543          $22,081,318
                                                                          -----------          -----------
7.    PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)              $         0          $         0
                                                                          -----------          -----------

AT THE END OF THIS REPORTING MONTH:

                                                                                           YES           NO
                                                                                         --------      ------

8.    Have any payments been made on pre-petition debt, other than payments in the          X
      normal course to secured creditors or lessors? (if yes, attach listing             --------      ------
      including date of payment, amount of payment and name of payee)

9.    Have any payments been made to professionals? (if yes, attach listing                               X
      including date of payment, amount of payment and name of payee)                    --------      ------

10.   If the answer is yes to 8 or 9, were all such payments approved by the                X
      court?                                                                             --------      ------

11.   Have any payments been made to officers, insiders, shareholders, relatives?           X
      (if yes, attach listing including date of payment, amount and reason for           --------      ------
      payment, and name of payee)

12.   Is the estate insured for replacement cost of assets and for general                  X
      liability?                                                                         --------      ------

13.   Are a plan and disclosure statement on file?                                                       X
                                                                                         --------      ------

14.   Was there any post-petition borrowing during this reporting period?                                X
                                                                                         --------      ------
15.   Check if paid: Post-petition taxes X ; U.S. Trustee Quarterly Fees
                                        ---                              ------
      Check if filing is current for: Post-petition tax reporting and tax returns: X
              ---
      (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:
     -------------------------            --------------------------------------
                                          Responsible Individual

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                          FOR THE MONTH ENDED 4/30/2002

ASSETS                                               FROM SCHEDULES                  MARKET VALUE
                                                     --------------                  ------------
   CURRENT ASSETS
1   Cash and cash equivalents - unrestricted                                            $3,113,766
                                                                                   ----------------
2   Cash and cash equivalents - restricted                                              $2,300,000
                                                                                   ----------------
3   Accounts receivable (net)                                  A                        $2,072,467
                                                                                   ----------------
4   Inventory                                                  B                          $716,628
                                                                                   ----------------
5   Prepaid expenses                                                                    $1,479,462
                                                                                   ----------------
6   Professional retainers                                                                      $0
                                                                                   ----------------
7   Other:  Deposits                                                                    $1,399,813
                                                                                   ----------------
8          Deferred Cost of Goods Sold                                                 $14,155,874
                                                                                   ----------------

                                                                                   ----------------
9  TOTAL CURRENT ASSETS                                                                $25,238,010
                                                                                   ----------------

   PROPERTY AND EQUIPMENT (MARKET VALUE)

10  Real property                                              C                                $0
                                                                                   ----------------
11  Machinery and equipment                                    D                        $4,050,125
                                                                                   ----------------
12  Furniture and fixtures                                     D                           $70,804
                                                                                   ----------------
13  Office equipment                                           D                           $76,450
                                                                                   ----------------
14  Leasehold improvements                                     D                           $67,000
                                                                                   ----------------
15  Vehicles                                                   D                           $14,100
                                                                                   ----------------
16  Other - Computer Software                                  D                                $0
                                                                                   ----------------
17                                                             D
    --------------------------------------------                                   ----------------
18                                                             D
    --------------------------------------------                                   ----------------
19                                                             D
    --------------------------------------------                                   ----------------
20                                                             D
    --------------------------------------------                                   ----------------

                                                                                   ----------------
21 TOTAL PROPERTY AND EQUIPMENT                                                         $4,278,479
                                                                                   ----------------

   OTHER ASSETS

22  Loans to shareholders                                                                       $0
                                                                                   ----------------
23  Loans to affiliates                                                                         $0
                                                                                   ----------------
24  Non-current deposits                                                                  $783,283
    --------------------------------------------                                   ----------------
25

    --------------------------------------------                                   ----------------
26

    --------------------------------------------                                   ----------------
27

    --------------------------------------------                                   ----------------

                                                                                   ----------------
28 TOTAL OTHER ASSETS                                                                    $783,283
                                                                                   ----------------

                                                                                   ----------------
29 TOTAL ASSETS                                                                        $30,299,772
                                                                                   ================



NOTE: Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

    LIABILITIES FROM SCHEDULES

    POST-PETITION

      CURRENT LIABILITIES

 30         Salaries and wages                                                                             $0
                                                                                               ---------------
 31         Payroll taxes                                                                                  $0
                                                                                               ---------------
 32         Real and personal property taxes                                                               $0
                                                                                               ---------------
 33         Income taxes                                                                                   $0
                                                                                               ---------------
 34         Sales taxes                                                                                $5,262
                                                                                               ---------------
 35         Notes payable (short term)                                                                     $0
                                                                                               ---------------
 36         Accounts payable (trade)                                                 A             $1,802,754
                                                                                               ---------------
 37         Real property lease arrearage                                                             $75,621
                                                                                               ---------------
 38         Personal property lease arrearage                                                              $0
                                                                                               ---------------
 39         Accrued professional fees                                                                      $0
                                                                                               ---------------
 40         Current portion of long-term post-petition debt (due within 12 months)                         $0
                                                                                               ---------------
 41         Other: Accrued employee expenses                                                         $363,041
                                                                                               ---------------
 42         Accrued interest expense                                                                 $471,075
                                                                                               ---------------
 43         Deferred revenue                                                                      $15,287,790
                                                                                               ---------------

                                                                                               ---------------
 44  TOTAL CURRENT LIABILITIES                                                                    $18,005,543
                                                                                               ---------------

                                                                                               ---------------
 45         Long-Term Post-Petition Debt, Net of Current Portion                                           $0
                                                                                               ---------------

                                                                                               ---------------
 46  TOTAL POST-PETITION LIABILITIES                                                              $18,005,543
                                                                                               ---------------
     PRE-PETITION LIABILITIES (ALLOWED AMOUNT)

 47         Secured claims                                                           F                     $0
                                                                                               ---------------
 48         Priority unsecured claims                                                F                     $0
                                                                                               ---------------
 49         General unsecured claims                                                 F            $40,868,359
                                                                                               ---------------

                                                                                               ---------------
 50  TOTAL PRE-PETITION LIABILITIES                                                               $40,868,359
                                                                                               ---------------

                                                                                               ---------------
 51  TOTAL LIABILITIES                                                                            $58,873,902
                                                                                               ---------------

    EQUITY (DEFICIT)

 52         Retained Earnings/(Deficit) at time of filing                                       $(319,081,002)
                                                                                                --------------
 53         Capital Stock                                                                        $303,488,282
                                                                                                --------------
 54         Additional paid-in capital                                                                     $0
                                                                                                ---------------
 55         Cumulative profit/(loss) since filing of case                                         $(4,355,956)
                                                                                                ---------------
 56         Post-petition contributions/(distributions) or (draws)                                         $0
                                                                                                ---------------
 57
            ------------------------------------------------------
                                                                                                ---------------
 58         Market value adjustment                                                               $(8,625,454)
                                                                                                ---------------

                                                                                                ---------------
 59   TOTAL EQUITY (DEFICIT)                                                                     $(28,574,130)
                                                                                                ---------------

                                                                                                ---------------
 60   TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                      $30,299,772
                                                                                                ===============

                         SCHEDULES TO THE BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                                   SCHEDULE A

                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE

                                                       ACCOUNTS RECEIVABLE         ACCOUNTS PAYABLE          PAST DUE
                                                     [PRE AND POST PETITION]        [POST PETITION]      POST PETITION DEBT
                                                     -----------------------       ----------------      ------------------
RECEIVABLES AND PAYABLES AGINGS

  0-30 Days                                                   $294,637                 $1,802,754
                                                          ------------               ------------
  31-60 Days                                                  $311,410
                                                          ------------               ------------
  61-90 Days                                                  $141,955                                               $0
                                                          ------------               ------------             ---------
  91+ Days                                                  $1,686,891
                                                          ------------               ------------
  Total accounts receivable/payable                         $2,434,893                 $1,802,754
                                                          ------------               ============
  Allowance for doubtful accounts                             $362,426
                                                          ------------
  Accounts receivable (net)                                 $2,072,467
                                                          ============

                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                        COST OF GOODS SOLD
----------------------------------                        ------------------
                           INVENTORY(IES)
                             BALANCE AT
                             END OF MONTH                 Inventory Beginning of Month                                    $718,361
                           --------------                                                                           --------------
                                                          Add -
                                                                                                                    --------------
  Retail/Restaurants -                                     Net purchase                                                 $2,351,292
                                                                                                                    --------------
    Product for resale                                     Direct labor
                         ---------------                                                                            --------------
                                                           Manufacturing overhead
                                                                                                                    --------------
  Distribution -                                           Freight in
                                                                                                                    --------------
    Products for resale         $716,628                   Other:
                         ---------------                                                                            --------------
                                                          Deferred COGS                                                 $3,035,651
                                                          -------------------------------------------------------   --------------
  Manufacturer -                                          Misc Charges (i.e. fulfillment costs, credit card fees)           $7,362
                                                          -------------------------------------------------------   --------------
    Raw Materials
                         ---------------
    Work-in-progress                                      Less -
                         ---------------
    Finished goods                                         Inventory End of Month                                         $716,628
                         ---------------                                                                            --------------
                                                           Shrinkage
                                                                                                                    --------------
  Other - Explain                                          Personal Use
                         ---------------                                                                            --------------
  -------------------
                                                          COST OF GOODS SOLD                                            $5,396,038
  -------------------                                                                                               ==============
  TOTAL                         $716,628
                         ===============

  METHOD OF INVENTORY CONTROL                             Inventory Valuation Methods

  Do you have a functioning perpetual inventory system?   Indicate by a checkmark method of inventory used.
  Yes   x         No
        ---            ---
                                                          Valuation methods -
  How often do you take a complete physical inventory?     FIFO cost
                                                                                                    ----
    Weekly                                                 LIFO cost
                    -----                                                                           ----
    Monthly                                                Lower of cost or market
                    -----                                                                           ----
    Quarterly                                              Retail method
                    -----                                                                           ----
    Semi-annually                                          Other                                     x
                    -----                                                                           ----
    Annually        x                                      Explain
                    -----
Date of last physical
 inventory was           11/30/2001 0:00                  Perpetual
                         ---------------                  -------------------------------------------

                                                          -------------------------------------------
Date of next physical
 inventory is
                         ---------------                  -------------------------------------------

                                   SCHEDULE C
                                  REAL PROPERTY


DESCRIPTION                                                                                COST           MARKET VALUE
                                                                                           ----           ------------

      ------------------------------------------------------------------------        ---------------    ---------------

      ------------------------------------------------------------------------        ---------------    ---------------

      ------------------------------------------------------------------------        ---------------    ---------------

      ------------------------------------------------------------------------        ---------------    ---------------

      ------------------------------------------------------------------------        ---------------    ---------------

      ------------------------------------------------------------------------        ---------------    ---------------
      TOTAL                                                                                       $0                 $0
                                                                                      ===============    ===============

                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS


DESCRIPTION                                                                                COST           MARKET VALUE
                                                                                           ----           ------------

MACHINERY & EQUIPMENT -

      Computers, Laptops, Servers, Dataports, Routers                                    $11,436,212         $4,050,125
      ------------------------------------------------------------------------        ---------------    ---------------

      ------------------------------------------------------------------------        ---------------    ---------------

      ------------------------------------------------------------------------        ---------------    ---------------

      ------------------------------------------------------------------------        ---------------    ---------------
      TOTAL                                                                              $11,436,212         $4,050,125
                                                                                      ===============    ===============

FURNITURE & FIXTURES -

      Cubicles, Workstations, Chairs, Tables                                              $1,237,837            $70,804
      ------------------------------------------------------------------------        ---------------    ---------------

      ------------------------------------------------------------------------        ---------------    ---------------

      ------------------------------------------------------------------------        ---------------    ---------------

      ------------------------------------------------------------------------        ---------------    ---------------
      TOTAL                                                                               $1,237,837            $70,804
                                                                                      ===============    ===============

OFFICE EQUIPMENT -

      Phone Systems, Fax Machines                                                           $399,374            $76,450
      ------------------------------------------------------------------------        ---------------    ---------------

      ------------------------------------------------------------------------        ---------------    ---------------

      ------------------------------------------------------------------------        ---------------    ---------------
      TOTAL                                                                                 $399,374            $76,450
                                                                                      ===============    ===============

LEASEHOLD IMPROVEMENTS -

      Security Systems, Repairs, Sign, Electrical Services                                  $939,792            $67,000
      ------------------------------------------------------------------------        ---------------    ---------------

      ------------------------------------------------------------------------        ---------------    ---------------

      ------------------------------------------------------------------------        ---------------    ---------------

      ------------------------------------------------------------------------        ---------------    ---------------
      TOTAL                                                                                 $939,792            $67,000
                                                                                      ===============    ===============

VEHICLES -

      Ford Van                                                                               $29,006            $14,100
      ------------------------------------------------------------------------        ---------------    ---------------

      ------------------------------------------------------------------------        ---------------    ---------------

      ------------------------------------------------------------------------        ---------------    ---------------

      ------------------------------------------------------------------------        ---------------    ---------------
      TOTAL                                                                                  $29,006            $14,100
                                                                                      ===============    ===============

COMPUTER SOFTWARE - OTHER -

      Sybase, Weblogic, Silknet, SAP, Verisign, Licenses                                  $4,416,137                 $0
      ------------------------------------------------------------------------        ---------------    ---------------
      Construction in Progress  - Enterprise License Maint Agreement, SAP                 $3,098,668                 $0
      ------------------------------------------------------------------------        ---------------    ---------------

      ------------------------------------------------------------------------        ---------------    ---------------

      ------------------------------------------------------------------------        ---------------    ---------------
      TOTAL                                                                               $7,514,805                 $0
                                                                                      ===============    ===============

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)


                                           0-30 DAYS          31-60 DAYS         61-90 DAYS        91+ DAYS             TOTAL
                                           ---------          ----------         ----------        --------             -----
TAXES PAYABLE
FEDERAL

        Income Tax Withholding                        $0                                                                       $0
                                        -----------------   ---------------   ---------------   ---------------    ---------------
        FICA - Employee                               $0                                                                       $0
                                        -----------------   ---------------   ---------------   ---------------    ---------------
        FICA - Employer                               $0                                                                       $0
                                        -----------------   ---------------   ---------------   ---------------    ---------------
        Unemployment (FUTA)                           $0                                                                       $0
                                        -----------------   ---------------   ---------------   ---------------    ---------------
        Income                                        $0                                                                       $0
                                        -----------------   ---------------   ---------------   ---------------    ---------------
        Other (Attach List)                           $0                                                                       $0
                                        -----------------   ---------------   ---------------   ---------------    ---------------
TOTAL FEDERAL TAXES                                   $0                $0                $0                $0                 $0
                                        -----------------   ---------------   ---------------   ---------------    ---------------
STATE AND LOCAL

        Income Tax Withholding                        $0                                                                       $0
                                        -----------------   ---------------   ---------------   ---------------    ---------------
        Unemployment (UT)                             $0                                                                       $0
                                        -----------------   ---------------   ---------------   ---------------    ---------------
        Disability Insurance (DI)                     $0                                                                       $0
                                        -----------------   ---------------   ---------------   ---------------    ---------------
        Empl. Training Tax (ETT)                      $0                                                                       $0
                                        -----------------   ---------------   ---------------   ---------------    ---------------
        Sales                                     $5,262                                                                   $5,262
                                        -----------------   ---------------   ---------------   ---------------    ---------------
        Excise                                        $0                                                                       $0
                                        -----------------   ---------------   ---------------   ---------------    ---------------
        Real property                                 $0                                                                       $0
                                        -----------------   ---------------   ---------------   ---------------    ---------------
        Personal property                             $0                                                                       $0
                                        -----------------   ---------------   ---------------   ---------------    ---------------
        Income                                        $0                                                                       $0
                                        -----------------   ---------------   ---------------   ---------------    ---------------
        Other (Attach List)                           $0                                                                       $0
                                        -----------------   ---------------   ---------------   ---------------    ---------------
TOTAL STATE & LOCAL TAXES                         $5,262                $0                $0                $0             $5,262
                                        -----------------   ---------------   ---------------   ---------------    ---------------
TOTAL TAXES                                       $5,262                $0                $0                $0             $5,262
                                        =================   ===============   ===============   ===============    ===============


                                   SCHEDULE F
                            PRE-PETITION LIABILITIES


LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                                                 CLAIMED            ALLOWED
                                                                                             AMOUNT            AMOUNT(b)
                                                                                            -------            ---------
        Secured claims(a)                                                                            $0                  $0
                                                                                       -----------------   -----------------
        Priority claims other than taxes                                                             $0                  $0
                                                                                       -----------------   -----------------
        Priority tax claims                                                                          $0                  $0
                                                                                       -----------------   -----------------
        General unsecured claims                                                            $40,868,359         $40,868,359
                                                                                       -----------------   -----------------

        (a)   List total amount of claims even it under secured.

        (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                                  ACCOUNT 1           ACCOUNT 2           ACCOUNT 3           ACCOUNT 4
                                                  ---------           ---------           ---------           ---------
Bank                                           Merrill Lynch       Merrill Lynch       ABN Amro - Euro     ABN Amro - Pound
                                               -----------------   -----------------   -----------------   -----------------
Account Type                                   Checking            Checking            Checking            Checking
                                               -----------------   -----------------   -----------------   -----------------
Account No.                                    881-07A44           881-07A45           004514670220                40042375
                                               -----------------   -----------------   -----------------   -----------------
Account Purpose                                Depository          Depository          Depository          Depository
                                               -----------------   -----------------   -----------------   -----------------
Balance, End of Month                                $1,466,599            $204,559             $43,959             $32,990
                                               -----------------   -----------------   -----------------   -----------------
Total Funds on Hand for all Accounts                 $5,413,766
                                               =================

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH


                                  ACCOUNT 5              ACCOUNT 6               ACCOUNT 7                     ACCOUNT 8
                                  ---------              ---------               ---------                     ---------
Bank                         ABN Amro - CAD          ABN Amro - USD        Scotia Bank                Wells Fargo Concentration
                             --------------------    -------------------   -----------------------    -----------------------------
Account Type                 Checking                Checking              Checking                   Checking
                             --------------------    -------------------   -----------------------    -----------------------------
Account No.                  460131877591            451046702241           800021021818                                4761063908
                             --------------------    -------------------   -----------------------    -----------------------------
Account Purpose              Depository              Depository            Depository                 Operating
                             --------------------    -------------------   -----------------------    -----------------------------
Balance, End of Month                    $18,345                 $5,278                   $35,945                       $1,858,892
                             --------------------    -------------------   -----------------------    -----------------------------


                                  ACCOUNT 9              ACCOUNT 10              ACCOUNT 11                    ACCOUNT 12
                                  ---------              ----------              ----------                    ----------
Bank                         Wells Fargo Payroll     Wells Fargo AP        Wells Fargo Secured        Merrill Lynch Trust Fund
                             --------------------    -------------------   -----------------------    -----------------------------
Account Type                 Checking                Checking              Checking                   Checking
                             --------------------    -------------------   -----------------------    -----------------------------
Account No.                  4761063924              4174685024
                             --------------------    -------------------   -----------------------    -----------------------------
Account Purpose              Payroll                 Accounts Payable      Depository                 Depository
                             --------------------    -------------------   -----------------------    -----------------------------
Balance, End of Month                  ($129,508)             ($423,691)                       $0                       $2,300,000
                             --------------------    -------------------   -----------------------    -----------------------------


                                 ACCOUNT 13
                                 ----------
Bank                         Petty Cash
                             --------------------
Account Type                 Cash
                             --------------------
Account No.
                             --------------------
Account Purpose              Cash
                             --------------------
Balance, End of Month                       $398
                             --------------------

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                          For the Month Ended 04/30/02

            CURRENT MONTH
------------------------------------------                                                         CUMULATIVE     NEXT MONTH
ACTUAL         FORECAST       VARIANCE                                                           (CASE TO DATE)    FORECAST
------         --------       ------------                                                       --------------   ----------
                                               REVENUES:

                                       $0    1   Gross Sales                                               $0
------------   ------------   ------------                                                        ------------   ------------
                                       $0    2   less: Sales Returns & Allowances                          $0
------------   ------------   ------------                                                        ------------   ------------
 $5,662,452             $0     $5,662,452    3   Net Sales                                        $19,559,916             $0
------------   ------------   ------------                                                        ------------   ------------
 $5,396,038                   $(5,396,038)   4   less: Cost of Goods Sold  (Schedule 'B')         $18,155,279
------------   ------------   ------------                                                        ------------   ------------
   $266,414             $0       $266,414    5   Gross Profit                                      $1,404,637             $0
------------   ------------   ------------                                                        ------------   ------------
     $5,050                        $5,050    6   Interest                                             $20,420
------------   ------------   ------------                                                        ------------   ------------
                                       $0    7   Other Income:                                             $0
------------   ------------   ------------                             ------------------------   ------------   ------------
                                       $0    8                                                             $0
------------   ------------   ------------     ------------------------------------------------   ------------   ------------
                                       $0    9                                                             $0
------------   ------------   ------------     ------------------------------------------------   ------------   ------------
                                                                                                           $0
------------   ------------                                                                       ------------   ------------
   $271,464             $0       $271,464   10       TOTAL REVENUES                                $1,425,057             $0
------------   ------------   ------------                                                        ------------   ------------
                                               EXPENSES:
                                       $0   11   Compensation to Owner(s)/Officer(s)                 $254,846
------------   ------------   ------------                                                        ------------   ------------
   $813,893                     $(813,893)  12   Salaries                                          $1,964,149
------------   ------------   ------------                                                        ------------   ------------
         $0                            $0   13   Commissions                                               $0
------------   ------------   ------------                                                        ------------   ------------
     $4,289                       $(4,289)  14   Contract Labor                                       $21,468
------------   ------------   ------------                                                        ------------   ------------
         $0                            $0   15   Rent/Lease:                                               $0
------------   ------------   ------------                                                        ------------   ------------
   $135,088                     $(135,088)  16       Real Property                                   $375,649
------------   ------------   ------------                                                        ------------   ------------
    $60,408                      $(60,408)  17   Insurance                                           $208,098
------------   ------------   ------------                                                        ------------   ------------
         $0                            $0   18   Management Fees                                           $0
------------   ------------   ------------                                                        ------------   ------------
         $0                            $0   19   Depreciation                                        $542,192
------------   ------------   ------------                                                        ------------   ------------
    $56,838                      $(56,838)  20   Taxes:                                              $168,869
------------   ------------   ------------                                                        ------------   ------------
     $4,544                       $(4,544)  21       Real Property Taxes                              $13,632
------------   ------------   ------------                                                        ------------   ------------
         $0                            $0   22       Other Taxes                                         $566
------------   ------------   ------------                                                        ------------   ------------
   $241,636                     $(241,636)  23   Other Selling                                       $630,347
------------   ------------   ------------                                                        ------------   ------------
   $257,035                     $(257,035)  24   Other Administrative                                $826,724
------------   ------------   ------------                                                        ------------   ------------
         $0                            $0   25   Interest                                            $807,623
------------   ------------   ------------                                                        ------------   ------------
         $0                            $0   26   Other Expenses:                                     $(33,150)
------------   ------------   ------------                             ------------------------   ------------   ------------
         $0                            $0   27                                                             $0
------------   ------------   ------------     ------------------------------------------------   ------------   ------------
                                       $0   28                                                             $0
------------   ------------   ------------     ------------------------------------------------   ------------   ------------
                                       $0   29                                                             $0
------------   ------------   ------------     ------------------------------------------------   ------------   ------------
                                       $0   30                                                             $0
------------   ------------   ------------     ------------------------------------------------   ------------   ------------
                                       $0   31                                                             $0
------------   ------------   ------------     ------------------------------------------------   ------------   ------------
                                       $0   32                                                             $0
------------   ------------   ------------     ------------------------------------------------   ------------   ------------
                                       $0   33                                                             $0
------------   ------------   ------------     ------------------------------------------------   ------------   ------------
                                       $0   34                                                             $0
------------   ------------   ------------     ------------------------------------------------   ------------   ------------

------------   ------------   ------------                                                        ------------   ------------
 $1,573,730             $0    $(1,573,730)  35       TOTAL EXPENSES                                $5,781,013             $0
------------   ------------   ------------                                                        ------------   ------------

------------   ------------   ------------                                                        ------------   ------------
$(1,302,266)            $0    $(1,302,266)  36 SUBTOTAL                                           $(4,355,956)            $0
------------   ------------   ------------                                                        ------------   ------------

------------   ------------   ------------                                                        ------------   ------------
                                       $0   37 REORGANIZATION ITEMS:
------------   ------------   ------------                                                        ------------   ------------
                                       $0   38   Provisions for Rejected Executory Contracts
------------   ------------   ------------                                                        ------------   ------------
                                       $0   39   Interest Earned on Accumulated Cash from
------------   ------------   ------------       Resulting Chp 11 Case                            ------------   ------------

                                       $0   40   Gain or (Loss) from Sale of Equipment
------------   ------------   ------------                                                        ------------   ------------
    $10,000                      $(10,000)  41   U.S. Trustee Quarterly Fees
------------   ------------   ------------                                                        ------------   ------------
                                       $0   42
------------   ------------   ------------     ------------------------------------------------   ------------   ------------

------------   ------------   ------------                                                        ------------   ------------
    $10,000             $0        $10,000   43        TOTAL REORGANIZATION ITEMS                           $0             $0
------------   ------------   ------------                                                        ------------   ------------

------------   ------------   ------------                                                        ------------   ------------
$(1,312,266)            $0    $(1,312,266)  44  NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES    $(4,355,956)            $0
------------   ------------   ------------                                                        ------------   ------------
                                       $0   45   Federal & State Income Taxes
------------   ------------   ------------                                                        ------------   ------------

------------   ------------                                                                       ------------   ------------
$(1,312,266)            $0    $(1,312,266)  46 NET PROFIT (LOSS)                                  $(4,355,956)            $0
============   ============   ============                                                        ============   ============

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 04/30/02

                                                                                   ACTUAL                CUMULATIVE
                                                                                CURRENT MONTH          (CASE TO DATE)
                                                                                -------------          --------------
     CASH RECEIPTS

   1       Rent/Leases Collected                                                       $194,403                $583,209
                                                                             -------------------     -------------------
   2       Cash Received from Sales                                                  $2,591,045              $8,307,240
                                                                             -------------------     -------------------
   3       Interest Received                                                             $4,928                 $19,918
                                                                             -------------------     -------------------
   4       Borrowings                                                                        $0                      $0
                                                                             -------------------     -------------------
   5       Funds from Shareholders, Partners, or Other Insiders                              $0                      $0
                                                                             -------------------     -------------------
   6       Capital Contributions                                                             $0                      $0
                                                                             -------------------     -------------------
   7       Non AR Receipts                                                                   $0                 $56,001
           ------------------------------------------------------            -------------------     -------------------
   8       Cash Collected on Behalf of Digital River                                   $475,604                $475,604
           ------------------------------------------------------            -------------------     -------------------
   9                                                                                                                 $0
           ------------------------------------------------------            -------------------     -------------------
  10                                                                                                                 $0
           ------------------------------------------------------            -------------------     -------------------
  11                                                                                                                 $0
           ------------------------------------------------------            -------------------     -------------------

                                                                             -------------------     -------------------
  12       TOTAL CASH RECEIPTS                                                       $3,265,980              $9,441,972
                                                                             -------------------     -------------------

     CASH DISBURSEMENTS

  13       Payments for Inventory                                                    $1,487,104              $4,005,303
                                                                             -------------------     -------------------
  14       Selling                                                                      $80,574                 $96,299
                                                                             -------------------     -------------------
  15       Administrative                                                              $126,798                $641,922
                                                                             -------------------     -------------------
  16       Capital Expenditures                                                              $0                      $0
                                                                             -------------------     -------------------
  17       Principal Payments on Debt                                                        $0                      $0
                                                                             -------------------     -------------------
  18       Interest Paid                                                                     $0                      $0
                                                                             -------------------     -------------------
           Rent/Lease:                                                                                               $0
                                                                                                     -------------------
  19           Personal Property                                                                                     $0
                                                                             -------------------     -------------------
  20           Real Property                                                           $592,753                $893,613
                                                                             -------------------     -------------------
           Amount Paid to Owner(s)/Officer(s)                                                                        $0
                                                                                                     -------------------
  21           Salaries                                                                 $48,498                $196,718
                                                                             -------------------     -------------------
  22           Draws                                                                         $0                      $0
                                                                             -------------------     -------------------
  23           Commissions/Royalties                                                         $0                      $0
                                                                             -------------------     -------------------
  24           Expense Reimbursements                                                    $6,933                 $39,619
                                                                             -------------------     -------------------
  25           Other                                                                                                 $0
                                                                             -------------------     -------------------
  26       Salaries/Commissions (less employee withholding)                            $439,273              $1,176,704
                                                                             -------------------     -------------------
  27       Management Fees                                                                                           $0
                                                                             -------------------     -------------------
           Taxes:                                                                                                    $0
                                                                                                     -------------------
  28           Employee Withholding                                                    $285,765                $720,475
                                                                             -------------------     -------------------
  29           Employer Payroll Taxes                                                   $56,838                $168,866
                                                                             -------------------     -------------------
  30           Real Property Taxes                                                                                   $0
                                                                             -------------------     -------------------
  31           Other Taxes                                                               $7,313                 $15,777
                                                                             -------------------     -------------------
  32       Other Cash Outflows:                                                                                      $0
                                                                             -------------------     -------------------
  33           Deposits / (Deposit Refunds)                                             $45,000                $561,284
               --------------------------------------------------            -------------------     -------------------
  34           Prepetition payments                                                          $0                 $59,428
               --------------------------------------------------            -------------------     -------------------
  35           401k                                                                     $47,394                $156,267
               --------------------------------------------------            -------------------     -------------------
  36           Employee benefits                                                        $42,105                $153,047
               --------------------------------------------------            -------------------     -------------------
  37           Payments made to Digital River                                          $322,974                $322,974
               --------------------------------------------------            -------------------     -------------------

                                                                             -------------------     -------------------
  38       TOTAL CASH DISBURSEMENTS:                                                 $3,589,322              $9,208,296
                                                                             -------------------     -------------------

                                                                             -------------------     -------------------
  39 NET INCREASE (DECREASE) IN CASH                                                  ($323,342)               $233,676
                                                                             -------------------     -------------------

                                                                             -------------------     -------------------
  40 CASH BALANCE, BEGINNING OF PERIOD                                               $5,737,108              $5,180,090
                                                                             -------------------     -------------------

                                                                             -------------------     -------------------
  41 CASH BALANCE, END OF PERIOD                                                     $5,413,766              $5,413,766
                                                                             ===================     ===================